LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Growth Fund

Supplement dated July 24, 2013 to the

Statement of Additional Information dated March 1, 2013

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1.	The following replaces the seventh paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the statement of additional information (the “SAI”):

F. Thomas O’Halloran heads Micro Cap Growth Fund’s team. Assisting Mr. O’Halloran are Anthony W. Hipple and Arthur K. Weise. Messrs. O’Halloran, Hipple, and Weise are jointly and primarily responsible for the day-to-day management of the Fund.

2.	The following rows will replace the rows in the table regarding Micro Cap Growth Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the SAI:

Other Accounts Managed (# and Total Net Assets+)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Micro Cap Growth Fund*	F. Thomas O’Halloran	6/$3,126	0/$0	18/$975
	Anthony W. Hipple	2/$118	0/$0	2/$227
	Arthur K. Weise	4/$3,008	0/$0	16/$748
+ Total net assets are in millions. * The amount shown is as of May 31, 2013.

3.	The following replaces the rows in the table regarding Micro Cap Growth Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” beginning on page 5-6 of the SAI:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Micro Cap Growth Fund	F. Thomas O’Halloran					X
	Anthony W. Hipple					X
	Arthur K. Weise*				X
* The amount shown is as of June 28, 2013.

Please retain this document for your future reference.